                   AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT

This Amending Agreement made as of July 27, 2005.

BETWEEN:

                      BARRICK GOLD CORPORATION, as Borrower

                                (the "Borrower")

                                    - and -

                     BARRICK GOLD CORPORATION, as Guarantor

                                (the "Guarantor")

                                     - and -

                  ROYAL BANK OF CANADA, as Administrative Agent

                          (the "Administrative Agent")

                                    - and -

                      RBC CAPITAL MARKETS, as Lead Arranger

                                    - and -

             CITIBANK CANADA, as Syndication Agent and Lead Arranger

                            (the "Syndication Agent")

                                     - and -

                            THE LENDERS PARTY HERETO

                                 (the "Lenders")

         WHEREAS the parties hereto entered into a credit and guarantee agreement dated as of April 29, 2002 as amended by an amending agreement dated as of May 2, 2003 (such agreement as so amended, the "Credit and Guarantee Agreement");

         AND WHEREAS the parties hereto wish to amend the Credit and Guarantee Agreement in the manner set forth below;

         NOW THEREFORE THIS AGREEMENT WITNESSETH THAT for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1      DEFINED TERMS

Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit and Guarantee Agreement. When used herein, the following capitalized terms shall have the following meanings:

"AMENDMENT" means this amendment to the Credit and Guarantee Agreement.

                                    ARTICLE 2
                   AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT

2.1      AMENDMENT TO SECTION 1.1

The definition of "Termination Date" in Section 1.1 of the Credit and Guarantee Agreement is hereby amended by replacing the words "April 28, 2007" in such definition with the words "April 28, 2010".

2.2      AMENDMENT TO SECTION 5.3

Subsection 5.3(a) is hereby deleted in its entirety and replaced with the following:

"Barrick may, by written request (an "Extension Request") to the Administrative Agent, substantially in the form of Exhibit G, delivered at any time during the period between 90 and 60 days preceding each of the anniversaries of the Closing Date, request that the Lenders extend the Termination Date then in effect by one year."

                                    ARTICLE 3
                               GUARANTOR'S CONSENT

3.1      GUARANTOR'S CONSENT

The Guarantor in its capacity as Guarantor under the Credit and Guarantee Agreement hereby acknowledges and consents to this Amendment and confirms that its guarantee as provided in the Credit and Guarantee Agreement and all other documents to which it is a party shall continue in full force and effect notwithstanding the terms of this Amendment.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS AND WARRANTIES

Each Loan Party that is a party hereto has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment on the terms and conditions of this Amendment. No consent or authorization of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment. This Amendment has been duly executed and delivered on behalf of each Loan Party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                                    ARTICLE 5
                                OTHER AMENDMENTS

5.1      OTHER AMENDMENTS

Except as expressly amended, modified and supplemented hereby, the provisions of the Credit and Guarantee Agreement are and shall remain in full force and effect.

                                    ARTICLE 6
                                  GOVERNING LAW

6.1      GOVERNING LAW

This Amendment shall be governed and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

                                    ARTICLE 7
                            MISCELLANEOUS PROVISIONS

7.1      MISCELLANEOUS

         (a) In this Amendment, unless there is something in the subject matter or context inconsistent therewith, "this agreement", "hereto", "hereof", "herein", "hereby", "hereunder" and similar expressions refer to this Amendment and not to any particular section or other portion hereof.

         (b) This Amendment is an amendment to the Credit and Guarantee Agreement within the meaning of such agreement.

         (c) This Amendment may be executed in counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

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                                     - 4 -


         (d) Each party shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, mortgages, transfers and assurances as are reasonably required for the purpose of accomplishing and effecting the intention of this Amendment.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed and delivered by the proper duly authorized officers as of the date and year first above written.

                                       BARRICK GOLD CORPORATION,
                                       as a Borrower


                                       By: /s/ Barrick Gold Corporation
                                           -------------------------------------
                                           Name:
                                           Title:



                                       BARRICK GOLD CORPORATION, as a
                                       Guarantor


                                       By: /s/ Barrick Gold Corporation
                                           -------------------------------------
                                           Name:
                                           Title:



                                       ROYAL BANK OF CANADA, as Administrative
                                       Agent


                                       By: /s/ Royal Bank of Canada
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Royal Bank of Canada
                                           -------------------------------------
                                           Name:
                                           Title:



                                       CITIBANK CANADA, as Syndication Agent


                                       By: /s/ Citibank Canada
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Citibank Canada
                                           -------------------------------------
                                           Name:
                                           Title:

                                       THE LENDERS:

                                       ROYAL BANK OF CANADA


                                       By: /s/ Royal Bank of Canada
                                           -------------------------------------
                                           Name:
                                           Title:



                                       ROYAL BANK OF CANADA, Acting
                                       Through A New York Branch


                                       By: /s/ Royal Bank of Canada
                                           -------------------------------------
                                           Name:
                                           Title:



                                       CITIBANK, N.A. Canadian branch


                                       By: /s/ Citibank, N.A.
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Citibank, N.A.
                                           -------------------------------------
                                           Name:
                                           Title:



                                       CITIBANK, N.A.


                                       By: /s/ Citibank, N.A.
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Citibank, N.A.
                                           -------------------------------------
                                           Name:
                                           Title:

                                       DEUTSCHE BANK AG, CANADA BRANCH


                                       By: /s/ Deutsche Bank AG
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Deutsche Bank AG
                                           -------------------------------------
                                           Name:
                                           Title:



                                       DEUTSCHE BANK AG, NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH


                                       By: /s/ Deutsche Bank AG
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Deutsche Bank AG
                                           -------------------------------------
                                           Name:
                                           Title:



                                       JPMORGAN CHASE BANK, N.A.,
                                       TORONTO BRANCH


                                       By: /s/ JPMorgan Chase Bank, N.A.
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ JPMorgan Chase Bank, N.A.
                                           -------------------------------------
                                           Name:
                                           Title:



                                       JPMORGAN CHASE BANK


                                       By: /s/ JPMorgan Chase Bank
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ JPMorgan Chase Bank
                                           -------------------------------------
                                           Name:
                                           Title:

                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ The Bank of Nova Scotia
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ The Bank of Nova Scotia
                                           -------------------------------------
                                           Name:
                                           Title:



                                       BANK OF MONTREAL (Toronto Lending
                                       Office)


                                       By: /s/ Bank of Montreal
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Bank of Montreal
                                           -------------------------------------
                                           Name:
                                           Title:



                                       BANK OF MONTREAL (Chicago Lending
                                       Office)


                                       By: /s/ Bank of Montreal
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Bank of Montreal
                                           -------------------------------------
                                           Name:
                                           Title:



                                       BARCLAYS BANK PLC


                                       By: /s/ Barclays Bank PLC
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Barclays Bank PLC
                                           -------------------------------------
                                           Name:
                                           Title:

                                       BNP PARIBAS (CANADA)


                                       By: /s/ BNP Paribas (Canada)
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ BNP Paribas (Canada)
                                           -------------------------------------
                                           Name:
                                           Title:



                                       BNP PARIBAS, Acting Through Its Houston
                                       Agency


                                       By: /s/ BNP Paribas
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ BNP Paribas
                                           -------------------------------------
                                           Name:
                                           Title:



                                       CREDIT SUISSE, TORONTO BRANCH


                                       By: /s/ Credit Suisse
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Credit Suisse
                                           -------------------------------------
                                           Name:
                                           Title:



                                       CREDIT SUISSE, CAYMAN ISLANDS
                                       BRANCH


                                       By: /s/ Credit Suisse
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ Credit Suisse
                                           -------------------------------------
                                           Name:

                                       HSBC BANK USA, N.A. (TORONTO
                                       BRANCH)


                                       By: /s/ HSBC Bank USA, N.A.
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ HSBC Bank USA, N.A.
                                           -------------------------------------
                                           Name:
                                           Title:



                                       HSBC BANK USA


                                       By: /s/ HSBC Bank USA
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ HSBC Bank USA
                                           -------------------------------------
                                           Name:
                                           Title:



                                       UBS AG CANADA BRANCH


                                       By: /s/ UBS AG Canada Branch
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ UBS AG Canada Branch
                                           -------------------------------------
                                           Name:
                                           Title:



                                       UBS LOAN FINANCE LLC


                                       By: /s/ UBS Loan Finance LLC
                                           -------------------------------------
                                           Name:
                                           Title:


                                       By: /s/ UBS Loan Finance LLC
                                           -------------------------------------
                                           Name:
                                           Title:

                                     BANK OF AMERICA, NATIONAL
                                     ASSOCIATION, by its Canada Branch


                                     By: /s/ Bank of America
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By: /s/ Bank of America
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     BANK OF AMERICA, NATIONAL
                                     ASSOCIATION


                                     By: /s/ Bank of America
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By: /s/ Bank of America
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     MORGAN STANLEY SENIOR FUNDING,
                                     INC.


                                     By: /s/ Morgan Stanley Senior Funding, Inc.
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By: /s/ Morgan Stanley Senior Funding, Inc.
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     MORGAN STANLEY SENIOR FUNDING,
                                     INC. CANADIAN DIVISION


                                     By: /s/ Morgan Stanley Senior Funding, Inc.
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By: /s/ Morgan Stanley Senior Funding, Inc.
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     SOCIETE GENERALE (CANADA)


                                     By: /s/ Societe Generale
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By: /s/ Societe Generale
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     SOCIETE GENERALE


                                     By: /s/ Societe Generale
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By: /s/ Societe Generale
                                         ---------------------------------------
                                         Name:
                                         Title:

                                   BANK OF TOKYO -- MITSUBISHI
                                   (CANADA)


                                   By: /s/ Bank of Tokyo -- Mitsubishi (Canada)
                                       ----------------------------------------
                                       Name:
                                       Title:


                                   By: /s/ Bank of Tokyo -- Mitsubishi (Canada)
                                       ----------------------------------------
                                       Name:
                                       Title:



                                   THE BANK OF TOKYO -- MITSUBISHI,
                                   LTD., NY Branch


                                   By: /s/ The Bank of Tokyo -- Mitsubishi, Ltd.
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    By:/s/ The Bank of Tokyo -- Mitsubishi, Ltd.
                                       -----------------------------------------
                                       Name:
                                       Title: